Filed Pursuant to Rule 497(k)(1)(iii)(B)

[PIE CHART WITH STOCKS EMPHASIS]

FUND PROFILE

October 15, 1998


THE STRONG DISCOVERY FUND
THE STRONG GROWTH FUND
THE STRONG GROWTH 20 FUND
THE STRONG STRATEGIC GROWTH FUND

This profile summarizes key information about the Funds that is included in the Funds' prospectus. The Funds' prospectus includes additional information about the Funds, including a more detailed description of the risks associated with investing in the Funds that you may want to consider before you invest. You may obtain the prospectus and other information about the Funds at no cost by calling 1-800-368-3863 or visiting our web site at www.strong-funds.com.


[STRONG LOGO]
STRONG FUNDS


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WHAT ARE THE FUNDS' GOALS?
The STRONG DISCOVERY FUND, the STRONG GROWTH FUND, the STRONG GROWTH 20 FUND, and the STRONG STRATEGIC GROWTH FUND all seek capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?
The DISCOVERY FUND invests in securities that its managers believe offer attractive opportunities for growth. The Fund usually invests in a diversified portfolio of common stocks from small, mid-size, and large companies. These are chosen through a combination of in-depth analysis and direct, on-site research. The Fund may also invest in S&P 500 futures to increase or reduce equity exposure more quickly and efficiently than investing in actual stocks. When the managers believe conditions favor fixed-income investments, they may invest a significant portion of the Fund's assets in bonds. The managers may sell a holding if its growth potential or fundamental qualities change.

The GROWTH FUND focuses on common stocks of companies that its manager believes are reasonably priced and have above-average growth potential. The portfolio can include stocks of any size. The manager may decide to sell a stock when the company's growth prospects become less attractive. The GROWTH 20 FUND follows a similar investment style, but in a concentrated portfolio of just 20 to 30 stocks.

The STRATEGIC GROWTH FUND invests primarily in the common stocks of medium- and large-size companies, looking for those that offer attractive prospects for growth at an inexpensive price. The Fund's manager focuses on firms that produce needed or proven products, and are market leaders in growing industries. The portfolio generally holds 50 or fewer stocks. The manager may sell a holding if its growth prospects diminish, or if better opportunities become available.

Additional information about each Fund's investments is available in annual and semiannual reports to shareholders. Each Fund's reports discuss the market conditions and investment strategies that significantly affected performance during the past fiscal year. You may obtain these reports at no cost by calling 1-800-368-3863.

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WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK RISKS: The Funds' major risks are those of investing in the stock market and in stock futures. That means the Funds may experience sudden, unpredictable declines in the value of their shares, as well as periods of poor performance. Because stock values fluctuate, when you sell your investment you may receive more or less money than you originally invested.

SMALLER COMPANIES: The Funds may invest a substantial portion of their assets in the stocks of smaller-size companies. Small- and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Funds' portfolios. Generally, the smaller the company size, the greater these risks.

FOREIGN SECURITIES: To a limited degree, the Funds may invest in foreign securities. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets.

ACTIVE TRADING: The DISCOVERY, GROWTH, and GROWTH 20 FUNDS' active trading approach will increase the costs the Funds incur. It may also increase the amount of capital-gains tax you pay on the Funds' returns.

CONCENTRATED PORTFOLIO: As a nondiversified Fund, the GROWTH 20 FUND may take large positions in individual stocks. As a result, the shares of this Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

BOND RISKS: At times, the DISCOVERY FUND may invest in bonds. To the extent it does so, it is exposed to the risks of bond investing. The market value of a bond is affected by changes in interest rates-when interest rates rise, the market value of a bond declines. Generally, the longer a bond's maturity, the greater this risk. A bond's value can also be affected by changes in the credit rating or financial condition of its issuer. Because bond values fluctuate, when you sell your investment you may receive more or less money than you originally invested.
                                                                 Continued..
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MAIN RISKS OF INVESTING IN THE FUNDS, CONTINUED..

These Funds are appropriate for investors who have financial goals five years or more in the future, and who are comfortable with the risks described here. They are not appropriate for investors concerned primarily with principal stability.

The return information provided illustrates how the Funds' performance can vary, which is one indication of the risks of investing in the Funds. Please keep in mind that the Funds' past performance does not represent how they will perform in the future. Only Funds that have at least a full calendar year's returns appear below.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]
Year  Discovery   Growth
          Fund      Fund
-----  ---------  -------
 1988    24.5%       -
-----  ---------  -------
 1989    24.0%       -
-----  ---------  -------
 1990    -2.7%       -
-----  ---------  -------
 1991    67.6%       -
-----  ---------  -------
 1992     1.9%       -
-----  ---------  -------
 1993    22.2%       -
-----  ---------  -------
 1994    -5.7%     17.3%
-----  ---------  -------
 1995    34.8%     41.0%
-----  ---------  -------
 1996     1.5%     19.5%
-----  ---------  -------
 1997    10.9%     19.1%
-----  ---------  -------

BEST AND WORST QUARTERLY PERFORMANCE (through 12-31-97)

FUND NAME          BEST QUARTER RETURN  WORST QUARTER RETURN
-----------------  -------------------  ---------------------
Discovery          28.0% (1st Q 1991)   -10.3% (3rd Q 1990)
-----------------  -------------------  ---------------------
Growth             17.7% (2nd Q 1997)   -6.8% (1st Q 1997)
-----------------  -------------------  ---------------------

AVERAGE ANNUAL TOTAL RETURNS

AS OF 9-30-98

FUND/INDEX        1-YEAR     5-YEAR     10-YEAR     SINCE INCEPTION
DISCOVERY        -18.53%      7.11%     12.19%     13.74% (12-31-87)
S&P 500 Index      9.05%     19.91%     17.29%     17.33%
GROWTH            -3.36%       -          -        20.13% (12-31-93)
S&P 500 Index      9.05%       -          -        20.48%

THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE MARKET FOR THE STOCKS OF LARGE-SIZE U.S. COMPANIES.


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WHAT ARE THE FUNDS' FEES AND EXPENSES?
This section describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

The Funds are 100% no-load, so you pay no fees to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

The costs of operating each Fund are deducted from Fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the amount of total return you receive. Because the GROWTH 20 FUND began operations on June 30, 1997, and the STRATEGIC GROWTH FUND began operations on June 30, 1998, in the chart below their expenses other than management fees are estimated.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

FUND               MANAGEMENT FEES   OTHER EXPENSES    TOTAL EXPENSES
-----------------  ----------------  ----------------  ----------------
Discovery          1.00%             0.37%             1.37%
-----------------  ----------------  ----------------  ----------------
Growth             1.00%             0.30%             1.30%
-----------------  ----------------  ----------------  ----------------
Growth 20          1.00%             0.44%             1.44%
-----------------  ----------------  ----------------  ----------------
Strategic Growth   1.00%             0.90%             1.90%
-----------------  ----------------  ----------------  ----------------

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND               1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------  ---------  ---------  ---------  ---------
Discovery          $139       $434       $750       $1,646
-----------------  ---------  ---------  ---------  ---------
Growth             $132       $412       $713       $1,568
-----------------  ---------  ---------  ---------  ---------
Growth 20          $147       $456       $787       $1,724
-----------------  ---------  ---------  ---------  ---------
Strategic Growth   $193       $597       $1,026     $2,222
-----------------  ---------  ---------  ---------  ---------


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?
Strong Capital Management serves as the investment advisor for the Funds.

Richard S. Strong is co-manager of the DISCOVERY FUND, which he has managed since its inception in December 1987. He is the chairman and chief investment

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officer of Strong Capital Management, which he founded in 1974, and has 30 years of investment experience. Charles A. Paquelet was named co-manager of the DISCOVERY FUND in 1996. He joined Strong as an investment analyst in 1988, and has 11 years of investment experience.

Ronald C. Ognar is the manager of the GROWTH FUND and the GROWTH 20 FUND. He joined Strong as a portfolio manager in April 1993, and has 30 years of investment experience.

Scott Sindelar is the manager of the STRATEGIC GROWTH FUND. He joined Strong in April 1998. He has 18 years of investment experience, most recently at Mid-Continent Capital, where he managed balanced and equity portfolios for 12 years.

HOW CAN I BUY FUND SHARES?
There are several ways you can open a new account in the Funds.

- BY MAIL: Complete and sign the application. Make your check or money order payable to Strong Funds. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.
- BY PHONE OR BY INTERNET: If you are a current Strong Funds shareholder and choose exchange privileges, you can exchange shares from one Strong account to open another.

You can also open an account in person or through a broker-dealer.
The minimum initial investment is $2,500 for a regular account, $500 for an Education IRA, and $250 for an IRA or transfer or gift to minor account. If you establish an Automatic Investment Plan (not available for Education IRAs) of $50 or more per month, these minimums are waived. In all cases, the minimum for subsequent investments is $50. (For minimums on other retirement plans, call 1-800-368-2882.)

HOW CAN I SELL FUND SHARES?

There are several ways you can sell (redeem) your Fund shares.

- BY MAIL: You can write a letter of instruction, including your account number, the dollar amount or number of shares you wish to redeem, each owner's name, your street address, and the signature of each owner. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.

- BY PHONE OR BY INTERNET: If you choose redemption privileges, you can sell shares by phone or through our web site.

You can also redeem shares in person, through a systematic withdrawal plan, or through a broker-dealer.


DO THE FUNDS PAY OUT DIVIDENDS OR CAPITAL GAINS? HOW ARE THEY TAXED?
The Funds may earn income from dividends on the stocks and interest on the bonds in their portfolios, and may realize capital gains from appreciation on their holdings. The Funds intend to declare dividend income and capital gains annually.

Unless you elect otherwise, distributions of income and capital gains will be automatically reinvested in the Fund that paid them. These distributions are taxable regardless of whether you reinvest them or take them in cash.

Income is taxable at ordinary federal income tax rates. Capital-gains distributions are taxed at rates based on how long the assets were held by the Fund. After the end of each calendar year, Strong sends shareholders a statement of the Funds' income and capital-gains distributions to assist in tax preparation.

WHAT SERVICES DOES STRONG FUNDS PROVIDE?
Strong offers you a variety of ways to get information, monitor your investments, and buy and sell shares.

- Personal service 24 hours a day, 7 days a week
- Automated telephone service
- Online transaction services
- Automatic investment plans
- Payroll direct deposit
- Automatic exchange services
- Systematic withdrawal plans
- Retirement plans for individuals and corporations

Strong representatives can tell you more about each of these services, and can also give you further information about buying and selling shares. Just call 1-800-368-3863 anytime, day or night.


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[PICTURE OF TELEPHONE]

To order a free prospectus kit,
CALL 1-800-368-1030

To learn more about our funds,
discuss an existing account,
or conduct a transaction,
CALL 1-800-368-3863
------------------------------
If you are a
Financial Professional,
CALL 1-800-368-1683

[PICTURE OF STRONG WEB SITE ON COMPUTER]
Strong On-line
www.strong-funds.com

[STRONG LOGO]

STRONG FUNDS
P.O. Box 2936, Milwaukee, Wisconsin 53201

Strong Funds Distributors, Inc. 7845E98                              G21098P

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